THE LAZARD FUNDS, INC.

Lazard Emerging Markets Debt Portfolio

Lazard Global Strategic Equity Portfolio

Lazard US Corporate Income Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. has approved reverse share splits for all outstanding share classes of Lazard Emerging Markets Debt Portfolio, Lazard Global Strategic Equity Portfolio and Lazard US Corporate Income Portfolio (each, a "Portfolio"). The effect of the reverse share splits is to reduce the number of shares outstanding of a Portfolio and increase the Portfolio's per share net asset value ("NAV"). The amount of each shareholder's aggregate investment in a Portfolio, however, will remain unchanged as a result of the reverse share split.

The reverse share splits will occur automatically and without any action on the part of shareholders after the close of business on November 17, 2020. The shares of each Portfolio will be offered, sold and redeemed on a split-adjusted basis beginning on the first business day following the split (i.e., November 18, 2020). Shareholders' next account statement after the reverse share splits occur will reflect the reverse share splits.

The reverse share splits will be carried out in accordance with the split ratios shown in the table below. To illustrate the operation of a split ratio, a 1:5 ratio would mean that, immediately following the reverse share split, each Portfolio shareholder would hold one Portfolio share for every five Portfolio shares held immediately prior to the reverse share split. Therefore, in this example, if you had a $10,000 investment in the Portfolio represented by 2,000 shares with an NAV per share of $5.00 immediately prior to the reverse share split, immediately following the reverse share split you would have a $10,000 investment in the Portfolio represented by 400 shares with an NAV per share of $25.00.

Portfolio/Class	Split Ratio[1]
Lazard Emerging Markets Debt Portfolio	1:2
Institutional Shares
Open Shares
R6 Shares
Lazard Global Strategic Equity Portfolio	1:5
Institutional Shares
Open Shares
Lazard US Corporate Income Portfolio	1:4
Institutional Shares
Open Shares
R6 Shares

______________

[1]	The split ratio will apply equally to all outstanding share classes of each Portfolio.

The reverse share splits will not be a taxable event, nor will they have an impact on any Portfolio's holdings or its performance.

Dated:  November 9, 2020